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                                                                    Exhibit 23.3


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Miami Subs Corporation


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.





                                                   KPMG LLP
Fort Lauderdale, Florida

August 18, 1999